Exhibit 99.2

Torchlight Declares Special Dividend of New Series A Preferred

Announces Record Date of June 24th

PLANO, TX June 14, 2021 – Torchlight Energy Resources, Inc. (NASDAQ: TRCH), an oil and gas exploration company (“Torchlight”), today announced that it has declared a Special Dividend of Series A Preferred Stock to be issued on a one-for-one basis to Common Stockholders of Record as of the close of market trading on June 24, 2021 (subject to adjustment for any reverse split of Torchlight’s common stock after the record date but before the dividend is paid). This Special Dividend is to be issued in connection with the previously announced business combination transaction with Metamaterial, Inc.

Stockholders of record on June 24, 2021, will be entitled to receive the dividend which will consist of one share of Series A Preferred Stock for each one share of common stock owned on that date (subject to adjustment for any reverse split of Torchlight’s common stock after the record date but before the dividend is paid).

Holders of Series A Preferred Stock will be entitled, on a pro rata basis, to any future net proceeds or other potential benefits derived from the disposition of the oil and gas assets of Torchlight, subject to certain holdbacks.

The Arrangement with Metamaterial, Inc. is expected to close before the end of June.

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About Torchlight Energy Resources, Inc.

Torchlight Energy Resources, Inc. (TRCH), based in Plano, Texas, is a high growth oil and gas Exploration and Production (E&P) company with a primary objective of acquisition and development of domestic oil fields. Torchlight has assets focused in West and Central Texas where their targets are established plays such as the Permian Basin. For additional information on Torchlight, please visit www.torchlightenergy.com.

Forward-Looking Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the “safe harbor” created by those sections. All statements in this release that are not based on historical fact are “forward looking statements.” These statements may be identified by words such as “estimates,” “anticipates,” “projects,” “plans,” “strategy,” “goal,” or “planned,” “seeks,” “may,” “might”, “will,” “expects,” “intends,” “believes,” “should,” and similar expressions, or the negative versions thereof, and which also may be identified by their context. All statements that address operating performance or events or developments Torchlight expects or anticipates will occur in the future, such as stated objectives or goals, our refinement of strategy, our attempts to secure additional financing, our exploring possible business alternatives, or that are not otherwise historical facts, are forward-looking statements. While management has based any forward-looking statements included in this release on its current expectations, the information on which such expectations were based may change. Forward-looking statements involve inherent risks and uncertainties which could cause actual results to differ materially from those in the forward-looking statements as a result of various factors, including those risks and uncertainties described in or implied by the Risk Factors and in Management’s Discussion and Analysis of Financial Condition and Results of Operations sections of our 2020 Annual Report on Form 10-K, filed on March 18, 2021 and our other reports filed from time to time with the Securities and Exchange Commission (“SEC”). We urge you to consider those risks and uncertainties in evaluating our forward-looking statements. We caution readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Except as otherwise required by the federal securities laws, we disclaim any obligation or undertaking to publicly release any updates or revisions to any forward-looking statement contained herein (or elsewhere) to reflect any change in our expectations with regard thereto, or any change in events, conditions, or circumstances on which any such statement is based.

Contact

Derek Gradwell
Phone: 512-270-6990
dgradwell@integcom.us
ir@torchlightenergy.com

SOURCE: Torchlight Energy Resources, Inc.